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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Jerry S. Rawls, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Finisar Corporation (the "Company") on Form 10-K for the year ended April 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2008	/s/ JERRY S. RAWLS Jerry S. Rawls Chairman of the Board, President and Chief Executive Officer

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  Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002